Exhibit 99.13(a)
                                                              ----------------

                                                                EXECUTION COPY

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of July 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI") and Sovereign Bank, as seller (the "Seller"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-11 (the "Trust").

                                   RECITALS

            WHEREAS MSMCI and the Seller have entered into a certain Mortgage Loan Purchase And Warranties Agreement, dated as of June 1, 2006 (the "Purchase Agreement"), pursuant to which MSMCI has acquired certain Mortgage Loans;


            WHEREAS, in connection with the transfer of the Mortgage Loans hereunder, the Seller agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to the Purchase Agreement;


            WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Purchase Agreement and are listed on the mortgage loan schedule attached as
Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and


            WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;


            NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:


            1.    Assignment and Assumption
                  -------------------------

            (a) On and of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Purchase Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

            MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Purchase Agreement which are not the Specified Mortgage Loans.

            (b) On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Purchase Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

            (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.


            2. Recognition of Trustee
               ----------------------

            (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans. It is the intention of the Seller, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee, the Seller and MSMCI and their respective successors and assigns.

            (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Purchase Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Purchase Agreement and its rights concerning waivers as set forth in Section 22 of the Purchase Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Purchase Agreement with respect thereto, solely by the Trustee as assignee of MSMCI.

            (c) It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof (the "Pooling and Servicing Agreement") among the Depositor, Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator") and master servicer (the "Master Servicer"), and the Trustee, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

            3. Representations and Warranties
               ------------------------------

            (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Purchase Agreement or this Assignment.

            (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

            (c) Each of the Depositor, MSMCI and the Seller represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (d) The Seller hereby restates, as of the Closing Date (as defined in the Purchase Agreement), the representations and warranties set forth in Subsections 9.01 and 9.02 of the Purchase Agreement, as they relate to each of the Specified Mortgage Loans that were sold by it under the Purchase Agreement, to and for the benefit of the Depositor, the Securities Administrator, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.


            4. Future Covenants
               ----------------

            (a) For the purpose of facilitating the Purchaser's or any Depositor's reporting obligations under the Exchange Act with respect to any class of asset-backed securities collateralized by any of the Mortgage Loans, the Seller agrees to use its reasonable efforts to provide, within 5 business days and in no event later than within 10 days of the Seller's receipt from Purchaser of (i) a statement from Purchaser setting forth the percentage of Mortgage Loans as a percentage of the then-current pool composition that were acquired by the Seller from Terwin Advisors LLC and UBS (each a "Third Party Originator") (which, in each case shall be identified by name by Purchaser in such statement), for such pool is in excess of twenty percent (20%) of such pool (or such other percentage as shall be required in any amendment to Regulation AB (or as a result of any rules or regulations promulgated by the Commission or interpretive guidance provided by the Commission or its staff) which would necessitate the disclosures set forth in subclause (ii) of this paragraph 4(a)), and (ii) Purchaser's written request to the Seller for (A) a written description of (x) any litigation or governmental proceedings pending against the Seller or such identified Third-Party Originator which are likely to materially and adversely affect either the Seller's or such Third-Party Originator's financial condition, the conduct of its respective business or the Mortgage Loans contained in such pool in the aggregate), (B) any Event of Default known to the Seller under the terms of this Assignment or the Purchase Agreement and (C) a description of whether, and if so, how, the Seller or any such Third-Party Originator is an affiliate (as such term is defined in Section 1119 of Regulation AB) of such entities as shall be identified in Purchaser's written request, which identification must include, at a minimum, entity legal name, address of principal place of business, and such entity's role in the related securities transaction, which role shall, in each case, be of a nature that disclosure of such information is required by Item 1119 of Regulation AB (such written notice and request described in this paragraph 1(a), the "Disclosure Request").

            (b) Seller's Indemnification; Remedies.

                     (i)The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, the Depositor and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each, for purposes of this Section 4(b), an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                        (A) (1) any untrue statement of a material fact (as
                  such materiality shall relate to the scope of the Seller's obligation pursuant to paragraph 4(a)) contained in any information, report or other material provided under Section 4(a) by or on behalf of the Seller, (collectively, the "Information"), or (2) the omission by the Seller to state in the Seller Information a material fact required to be stated in the Seller Information in order to make the statements presented to the Purchaser therein, in the light of the circumstances under which they were made, not misleading; provided, however, that clauses (1) and (2) of this paragraph shall be construed solely by reference to the Seller Information as provided in response to the Disclosure Request, and the Seller shall not be liable for any inaccuracies, misstatements, incorrect paraphrasing, or other alterations of the Seller Information caused by the Purchaser or for an incorrect determination by Purchaser, any affiliate of Purchaser, sponsor, depositor, a trustee or securities administrator as to whether any Seller Information is material or appropriate to be disclosed in connection with the registration, sale, purchase or filing of any report with respect to securities (without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information).

                        (B) any failure by the Seller to provide the
                  information specified under Section 4(a) as is reasonably and timely requested by Purchaser under Section 4(a); or

                        (C) negligence, bad faith or willful misconduct of the
                  Seller in connection with its performance under Section
                  4(a).

                     (ii) In the case of any failure of performance described in clause (a) of this Section 4, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification or other material not delivered as required by the Seller.

                     (iii) If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other

                     (iv) This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.


            5.    Continuing Effect
                  -----------------

            Except as contemplated hereby, the Purchase Agreement as supplemented by that certain side letter dated May 31, 2006, shall remain in full force and effect in accordance with its terms.


            6.    Governing Law
                  -------------

            This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

            7.    Notices
                  -------

            Any notices or other communications permitted or required under the Purchase Agreement to be made to MSMCI, the Depositor, the Trustee and the Seller shall be made in accordance with the terms of the Purchase Agreement and shall be sent as follows:

            In the case of MSMCI:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Morgan Stanley Mortgage Loan Trust 2006-11

            With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

            In the case of the Depositor:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-11

            In the case of the Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services MSM 2006-11

            In the case of the Seller:

                  Sovereign Bank Capital Markets
                  Structured Products Group
                  3 Friends Lane - Second Floor
                  Newtown, Pennsylvania 18940
                  Attention: Dean DiGiovanni, Vice President

            With a copy to:

                  Sovereign Bank
                  1130 Berkshire Blvd.
                  Wyomissing, Pennsylvania 19610
                  Attention: Richard Toomey, Chief Counsel

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Purchase Agreement.


            8.    Ratification
                  ------------

            Except as modified and expressly amended by this Assignment, the Purchase Agreement are in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

            9.    Counterparts

            This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.


            10.   Definitions

            Any capitalized term used but not defined in this Assignment has the same meaning as in the Purchase Agreement.

                           [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.


                                       MORGAN STANLEY MORTGAGE CAPITAL INC.



                                       By: /s/ Valerie Kay
                                          ------------------------------------
                                          Name:   Valerie Kay
                                          Title:  VP


                                       MORGAN STANLEY CAPITAL I INC.



                                       By: /s/ Valerie Kay
                                          ------------------------------------
                                          Name:   Valerie Kay
                                          Title:  VP


                                       SOVEREIGN BANK



                                       By: /s/ Dean G. DiGiovanni
                                          ------------------------------------
                                          Name:   Dean G. DiGiovanni
                                          Title:  SVP



Acknowledged and Agreed:

LASALLE BANK, NATIONAL
ASSOCIATION, as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-11




By:  /s/ Rita Lopez
     -----------------------------------
     Name:   Rita Lopez
     Title:  VP

                                   EXHIBIT I

                            Mortgage Loan Schedule

             [see Schedule A to Pooling and Servicing Agreement]

                                  EXHIBIT II

Additional Disclosure Notification

Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-11 - SEC REPORT PROCESSING

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2006-11

      Re:   **Additional Form [  ] Disclosure**Required
            -------------------------------------------

Ladies and Gentlemen:

            In accordance with Section 4(a) of the Assignment, Assumption and Recognition Agreement, dated as of [date], among Morgan Stanley Capital I Inc., as Depositor, Sovereign Bank, Wells Fargo Bank, National Association, as Securities Administrator and Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ]. Description of Additional Form [ ] Disclosure:


List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

            Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].


                                       [NAME OF PARTY]
                                          as [role]




                                       By:_____________________________________
                                          Name:
                                          Title: